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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                December 11, 1997

                                PHARMERICA, INC.
             (Exact name of Registrant as specified in its charter)

  Delaware                          0-20606                       11-2310352
  --------                          -------                       ----------
(State or other                 (Commission File                  (Employer
jurisdiction of                     Number)                     Identification
incorporation)                                                     Number)

                     3611 Queen Palm Drive Tampa, FL 33619
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (813) 626-7788
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                        CAPSTONE PHARMACY SERVICES, INC.
--------------------------------------------------------------------------------
                         (Former name or former address,
                          if changed since last report)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         PharMerica, Inc., formerly known as Capstone Pharmacy Services, Inc. (the "Registrant") reports the following information, which the Registrant deems of importance to its security holders:

         On December 3, 1997, pursuant to an Agreement and Plan of Merger dated April 15, 1997 (the "Merger Agreement"), by and between Beverly Enterprises, Inc., a Delaware corporation ("Beverly"), and Capstone, whereby Beverly, whose sole remaining business consisted of the institutional pharmacy business conducted through its wholly-owned subsidiary Pharmacy Corporation of America, merged with and into the Registrant. Based on the closing price of registrant's Common Stock, par value $.01 per share, on such rate, the transaction is valued at approximately $840 million, including 50 million shares of Registrant's Common Stock and assumption of $275 million in debt. The assumed debt was paid off using funds from a new prime credit facility that closed simultaneously with the Merger.

ITEM 5.     OTHER EVENTS.

         Pursuant to the Merger Agreement, the Registrant's name was changed from Capstone Pharmacy Services, Inc. to PharMerica, Inc., effective December 3, 1997.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b) It is impracticable to provide the required financial statements of the merged business described in Item 2 and pro forma financial information at this time. Such information will be filed within 60 days.

         (c) Exhibits. The exhibits filed as a part of this Report are listed in the Index to Exhibits immediately following the signature page.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PHARMERICA, INC.

                                        By:  /s/ James Shelton
                                             -----------------------------------
                                             James Shelton
                                             Executive Vice-President, Chief
                                             Financial Officer and Secretary

Date:    December 5, 1997


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                                  EXHIBIT INDEX

Exhibit No.
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2.1      Merger Agreement, incorporated by reference on the Registrant's
         Form S-4, dated June 4, 1997.



3.1 Certificate of Amendment to Certificate of Incorporation of Capstone Pharmacy Services, Inc.



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